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                                                                   Exhibit 10.93

                                      GMAC
                             COMMERCIAL CREDIT LLC


                                               August 23, 2001

Bernard Chaus, Inc.
800 Secaucus Road
Secaucus, NJ 07094

Gentlemen:

Reference is made to your request for GMACCC to provide certain levels of over-formula accommodations within the second Restated and Amended Financing Agreement between us. Absent the concurrent existence of an uncured event of default, the following over-formula lines have been approved for your FYE 6/30/02.


Time Period              Maximum
                       Over-Formula
-------------------------------------
07/01 - 07/09/01        ($3,750,000)
07/10 - 07/30/01        ( 7,500,000)
07/31 - 08/09/01        ( 3,850,000)
08/10 - 08/30/01        ( 9,500,000)
08/31 - 09/09/01        ( 3,500,000)
09/10 - 09/29/01        ( 9,750,000)
09/30 - 10/09/01        ( 3,850,000)
10/10 - 10/30/01        ( 5,000,000)
10/31 - 11/09/01        ( 2,000,000)
11/10 - 11/29/01        ( 5,250,000)
11/30 - 12/09/01        ( 4,000,000)
12/10 - 12/30/01        ( 6,500,000)
12/31/01 - 01/09/02     ( 4,000,000)
01/10 - 01/30/02        ( 5,000,000)
01/31 - 02/09           ( 2,750,000)
02/10 - 02/27           ( 7,750,000)
02/28 - 03/09           ( 5,000,000)
03/10 - 03/30           ( 5,500,000)
03/31 - 04/09           ( 1,000,000)
04/10 - 04/29           ( 5,000,000)
04/30 - 05/09           ( 2,000,000)
05/10 - 05/30           ( 8,250,000)
05/31 - 06/09           ( 3,750,000)
06/10 - 06/29           ( 8,000,000)
06/30 - 07/09           ( 2,750,000)


If you have any questions, please do not hesitate to contact me.

                                   Sincerely,

                                   /s/ John H. McGowan
                                       ------------------------
                                       John H. McGowan
                                       Vice President


JHM:ah




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